Exhibit 10.2

                              EMPLOYMENT AGREEMENT

         This Employment Agreement, dated as of August 31, 2004, is between Computer Access Technology Corporation, a Delaware corporation (the "Company") and Peretz Tzarnotzky, an individual residing at 3871 Cornia Way, Palo Alto, CA 94303, ("Tzarnotzky").

1.       POSITION AND RESPONSIBILITIES

         (A) POSITION. Tzarnotzky is employed by the Company to render services to the Company in the position of Executive Vice President, Engineering. Tzarnotzky shall perform such duties and responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties now or hereafter assigned to Tzarnotzky by the Company. Tzarnotzky shall abide by the rules, regulations, and practices as adopted or modified from time to time in the Company's sole discretion.

         (B) TERM. The Company shall continue to employ Tzarnotzky on a full-time basis, or, if less, as needed, to render services to the Company in the position and with the duties and responsibilities described in Section 1(a) from the date of this Agreement until the earlier of (i) March 31, 2005, or (ii) termination of this Agreement in accordance with Section 4 below (the "Term Date").

         (C) NO CONFLICT. Tzarnotzky represents and warrants that Tzarnotzky's execution of this Agreement, Tzarnotzky's employment with the Company, and the performance of Tzarnotzky's proposed duties under this Agreement shall not violate any obligations Tzarnotzky may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.

2.       COMPENSATION AND BENEFITS

         (A) BASE SALARY. In consideration of the services to the Company in the position and with the duties and responsibilities described in Section 1(a), the Company shall pay Tzarnotzky a salary at the annualized rate of Two Hundred Twenty Thousand Dollars ($220,000.00) ("Base Salary"). The Base Salary shall be paid in accordance with the Company's regularly established payroll practice. Tzarnotzky's Base Salary will be reviewed from time to time in accordance with the established procedures of the Company for adjusting salaries for similarly situated employees and may be adjusted in the sole discretion of the Company.

         (B) STOCK AND STOCK OPTIONS. Tzarnotzky currently owns shares of the common stock of the Company which are held by the Tzarnotzky Grantor Retained Annuity Trust dated May 12, 2004 and which are subject to its terms and the terms of any documents applicable thereto. Tzarnotzky furthermore was previously granted the right to purchase up to 70,000 shares of the common stock of the Company pursuant to two stock option grants dated January 2, 2001 and December 4, 2001. Such options shall remain exercisable in accordance with the Company's 2000 Stock Option Plan.

         (C) MEDICAL INSURANCE. In the event of a Change of Control (as defined below) of the Company, Tzarnotzky shall be eligible, at the Company's cost, for medical insurance coverage for Tzarnotzky and his spouse as a founder/owner under the Company's medical benefits plan, or equivalent medical coverage at the Company's cost in the event that the Company's existing or any successor medical benefits plan(s) is terminated. Such coverage shall furthermore include Company paid medical benefits for Tzarnotzky's son, Uri Tzarnotzky, for so long as he is eligible for coverage as a qualified dependent of Tzarnotzky under the Company's medical benefits plans now or hereafter in effect. When they each reach age 65, coverage for Tzarnotzky and his spouse under the Company's medical benefits plans then in effect will cease, and Tzarnotzky and his spouse will be covered under Medicare and under a Medicare supplement plan to be procured and paid for by the Company, which in combination will provide substantially similar benefits to the Company's then current medical benefits plan. The benefits under this Subsection 2(c) will be referred to as the "Medical Benefits." Tzarnotzky and his spouse's eligibility for Medical Benefits will continue until terminated by the mutual agreement of the parties. For purposes of this Section 2(c), "Change of Control shall mean (1) the acquisition of the Company by another entity by means of any reorganization, merger or consolidation, or any transaction or series of related transactions in which the Corporation's stockholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions (by virtue of securities issued in such transaction or series of related transactions) fail to hold at least 50% of the voting power of the resulting or surviving corporation following such transaction or series of related transactions; or (2) a sale of all or substantially all of the assets of this Corporation. In the event Tzarnotzky predeceases his spouse and the Medical Benefits have not been previously terminated, the Company agrees to continue to provide Medical Benefits for Tzarnotzky's spouse until her death in accordance with Section 2(c) above.

         (D) OTHER BENEFITS. During his employment with the Company in the position and with the duties and responsibilities described in Section 1(a), Tzarnotzky shall be eligible to participate in such other benefits made generally available by the Company to similarly-situated executives of the Company, in accordance with the benefit plans established by the Company, and as may be amended from time to time in the Company's sole discretion.

         (E) EXPENSES. The Company shall reimburse Tzarnotzky for reasonable business expenses incurred in the performance of Tzarnotzky's duties hereunder in accordance with the Company's expense reimbursement guidelines now or hereafter in effect.

3. NON-COMPETE. In the event of a Change of Control and in consideration of the amounts to be received by Tzarnotzky, as a significant and substantial stockholder of the Company, in connection with such Change of Control, Tzarnotzky agrees that for a period of twenty-four (24) months after the consummation of such Change of Control, he will not, without the written consent of the Chief Executive Officer of the Company, directly or indirectly engage in business activities or services for a Competing Business (as defined below) that are (i) similar to services which Tzarnotzky has provided to or for the Company relating to the Company's technology and products, or (ii) reasonably related to current or prospective products of the Company with respect to which Tzarnotzky has worked as an employee of the Company or with respect to which Tzarnotzky has Confidential Information. A "Competing Business" shall mean any business primarily engaged in the development and sale of advanced development and production verification systems for the Bluetooth, Fibre Channel, IEEE 1394, InfiniBand, PCI Express, SCSI, Serial ATA, Serial Attached SCSI and USB Standards, as well as production products for the USB and Bluetooth standards.

4.       AT-WILL EMPLOYMENT

         (A) AT-WILL TERMINATION. The employment of Tzarnotzky in any capacity shall be "at-will" at all times. Either party may terminate Tzarnotzky's employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after the Term Date, even where due to Tzarnotzky's death or disability, the obligations of the Company shall be as follows (and otherwise all obligations of the Company shall cease): (i) if the Company terminates this Agreement and Tzarnotzky's employment with the Company, the Company shall pay Tzarnotzky six months of his Base Salary, (ii) if Tzarnotzky resigns after March 31, 2005, the Company shall pay Tzarnotzky six months of his Base Salary, (iii) if Tzarnotzky resigns before March 31, 2005, he shall not be entitled to any additional pay other than as earned through the Term Date, and (iv) upon a Change of Control, Tzarnotzky and his spouse, and son, if applicable, shall receive the Lifetime Medical Benefits referenced in Subsection 2(c), which shall continue until terminated by the mutual agreement of the parties.

5.       TERMINATION OBLIGATIONS

         (A) RETURN OF PROPERTY. Tzarnotzky agrees that all property (including without limitation all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Tzarnotzky incident to Tzarnotzky's employment in any capacity belongs to the Company and shall be promptly returned to the Company upon termination of Tzarnotzky's employment in the position and with the duties and responsibilities described in Section 1(a), the termination of the Advisory Period, or at any other time determined by the Company.

         (B) RESIGNATION AND COOPERATION. Following the Term Date, Tzarnotzky shall be deemed to have resigned from all offices and directorships held with the Company. Following the Term Date, Tzarnotzky shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to Company employees or consultants. Tzarnotzky shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Tzarnotzky's performance of services to the Company in any capacity.

6. INVENTIONS AND PROPRIETARY INFORMATION; PROHIBITION ON THIRD PARTY INFORMATION. Tzarnotzky agrees as a condition of employment in any capacity and eligibility for any benefits referenced in this Agreement, to sign and be bound by the terms of the Computer Access Technology Corporation At Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement, which is attached as Exhibit A ("Proprietary Information Agreement").

7. AMENDMENTS; WAIVERS; REMEDIES. This Agreement may not be amended or waived except by a writing signed by Tzarnotzky and by a duly authorized representative of the Company other than Tzarnotzky. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

8. ASSIGNMENT; BINDING EFFECT. The performance of Tzarnotzky is personal hereunder, and Tzarnotzky agrees that Tzarnotzky shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets. Subject to the foregoing restriction on assignment by Tzarnotzky, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Tzarnotzky. In the event that the Company is involved in any merger, tender offer, sale of substantially all of its assets or any other transaction resulting in a change of control of the Company, the Company's successor shall assume any and all obligations to Tzarnotzky and his spouse under this Agreement.

9. NOTICES. All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Tzarnotzky shall be obligated to notify the Company in writing of any change in Tzarnotzky's address. Notice of change of address shall be effective only when done in accordance with this paragraph.

Company's Notice Address:

3385 Scott Boulevard
Santa Clara, CA 95054

Tzarnotzky's Notice Address:

3871 Corina Way
Palo Alto, CA 94303

10. SEVERABILITY. If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

11. TAXES. All compensation and benefits paid under this Agreement shall be paid less all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction. The Company makes no representations or warranties regarding the tax consequences of any of the compensation and benefits paid under this Agreement.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

13. INTERPRETATION. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

14. OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT. Tzarnotzky agrees that any and all of Tzarnotzky's obligations under this Agreement survive the termination of this Agreement.

15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

16. AUTHORITY. Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

17. ENTIRE AGREEMENT. This Agreement is intended to be the final, complete, and exclusive statement regarding its subject matter, and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Proprietary Information and Inventions Agreement attached as Exhibit A). To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Tzarnotzky and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Tzarnotzky's duties, position, or compensation will not affect the validity or scope of this Agreement.

18. TZARNOTZKY ACKNOWLEDGEMENT. TZARNOTZKY ACKNOWLEDGES TZARNOTZKY HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT TZARNOTZKY HAS READ AND UNDERSTANDS THE AGREEMENT, THAT TZARNOTZKY IS FULLY AWARE OF ITS

LEGAL EFFECT, AND THAT TZARNOTZKY HAS ENTERED INTO IT FREELY BASED ON TZARNOTZKY'S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

COMPUTER ACCESS TECHNOLOGY CORPORATION:         TZARNOTZKY:

By: /s/ Carmine J. Napolitano                   /s/ Peretz Tzarnotzky
   ----------------------------------------     --------------------------------
   Carmine J. Napolitano, President and CEO     Peretz Tzarnotzky

                                    EXHIBIT A
                     COMPUTER ACCESS TECHNOLOGY CORPORATION
                  AT WILL EMPLOYMENT, CONFIDENTIAL INFORMATION,
                              INVENTION ASSIGNMENT,
                            AND ARBITRATION AGREEMENT

         As a condition of my employment in any capacity with Computer Access Technology Corporation, its subsidiaries, affiliates, successors or assigns (together the "Company"), and in consideration of my employment in any capacity with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

         1.       At-Will Employment.

         I UNDERSTAND AND ACKNOWLEDGE THAT MY EMPLOYMENT WITH THE COMPANY IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES "AT-WILL" EMPLOYMENT. I ALSO UNDERSTAND THAT ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND NOT VALID UNLESS OBTAINED IN WRITING AND SIGNED BY THE PRESIDENT OF THE COMPANY. I ACKNOWLEDGE THAT THIS EMPLOYMENT RELATIONSHIP MAY BE TERMINATED AT ANY TIME, WITH OR WITHOUT GOOD CAUSE OR FOR ANY OR NO CAUSE, AT THE OPTION EITHER OF THE COMPANY OR MYSELF, WITH OR WITHOUT NOTICE.

         2.       Confidential Information.

                  A. Company Information. I agree at all times during the term of my employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the
Company,   any  Confidential   Information  of  the  Company,   except  under  a
non-disclosure agreement duly authorized and executed by the Company. I understand that "Confidential Information" means any non-public information that relates to the actual or anticipated business or research and development of the Company, technical data, trade secrets or know-how, including, but not limited to, research, product plans or other information regarding Company's products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information. I further understand that Confidential Information does not include any of the foregoing items which have become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof.

                  B.  Former  Employer  Information.  I agree  that I will  not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

                  C. Third Party Information. I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

         3. Inventions.

                  A. Inventions Retained and Licensed. I have attached hereto, as Exhibit A-1, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with the Company (collectively referred to as "Prior Inventions"), which belong to me, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into a Company product, process or service a Prior Invention owned by me or in which I have an interest, I hereby grant to the Company a nonexclusive, royalty-free, fully paid-up, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or service, and to practice any method related thereto.

                  B. Assignment of Inventions. I agree that I will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions"), except as provided in Section 3.F below. I further acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act. I understand and agree that the decision whether or not to commercialize or market any invention developed by me solely or jointly with others is within the Company's sole discretion and for the Company's sole benefit and that no royalty will be due to me as a result of the Company's efforts to commercialize or market any such invention.

                  C. Inventions Assigned to the United States. I agree to assign to the United States government all my right, title, and interest in and to any and all Inventions whenever such full title is required to be in the United States by a contract between the Company and the United States or any of its agencies.

                  D. Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

                  E. Patent and Copyright Registrations. I agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

                  F. Exception to Assignments. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit A-2). I will advise the Company promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 and not otherwise disclosed on Exhibit A-1.

         4. Conflicting Employment. I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation or consulting directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

         5. Returning Company Documents. I agree that, at the time of leaving the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns, including, without limitation, those records maintained pursuant to paragraph 3.D. In the event of the termination of my employment, I agree to sign and deliver the "Termination Certification" attached hereto as Exhibit A-3.

         6. Notification of New Employer. In the event that I leave the employ of the Company, I hereby grant consent to notification by the Company to my new employer about my rights and obligations under this Agreement.

         7. Solicitation of Employees. I agree that during my employment and for a period of twelve (12) months immediately following the termination of my relationship with the Company for any reason, whether with or without cause, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for myself or for any other person or entity.

         8. Conflict of Interest Guidelines. I agree to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit A-4 hereto.

         9. Representations. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I hereby represent and warrant that I have not entered into, and I will not enter into, any oral or written agreement in conflict herewith.

         10. Arbitration and Equitable Relief. I agree to read, execute and adhere to the Arbitration and Equitable Relief provisions attached as Exhibit A-5 hereto.

         11. General Provisions.

                  A. Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of California. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

                  B.  Entire  Agreement.  This  Agreement,  along with the offer letter provide to me and any application I have submitted to the Company, sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and supersedes all prior discussions or representations between us, whether written or oral. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the President of the Company and me. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

                  C. Severability. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

                  D. Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

         I ACKNOWLEDGE AND AGREE THAT I AM EXECUTING THIS AGREEMENT AND EACH OF ITS EXHIBITS VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. I FURTHER ACKNOWLEDGE AND AGREE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND THAT I HAVE ASKED ANY QUESTIONS NEEDED FOR ME TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT I AM WAIVING MY RIGHT TO A JURY TRIAL. FINALLY, I AGREE THAT I HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF MY CHOICE BEFORE SIGNING THIS AGREEMENT.

Date:  August 31, 2004                   /s/ Peretz Tzanotzky
       ---------------------------       ---------------------------------------
                                         Peretz Tzarnotzky


Witness:

/s/ Paul Katawicz
----------------------------------------
Signature

Paul Katawicz
----------------------------------------
Name (typed or printed)

                                   EXHIBIT A-1

                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP

       Title                 Date        Identifying Number or Brief Description
--------------------------------------------------------------------------------




























[X]  No inventions or improvements
___  Additional Sheets Attached



Signature of Employee:  /s/ Peretz Tzanotzky
                        -------------------------------------------

Print Name of Employee:  Peretz Tzanotzky
                         ------------------------------------------

Date:  August 31, 2004
       ---------------------------

                                   EXHIBIT A-2

                       CALIFORNIA LABOR CODE SECTION 2870
                 INVENTION ON OWN TIME-EXEMPTION FROM AGREEMENT

"(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                  (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

                  (2) Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

                                   EXHIBIT A-3

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
                            TERMINATION CERTIFICATION

         This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to Computer Access Technology Corporation, its subsidiaries, affiliates, successors or assigns (together, the "Company").

         I further certify that I have complied with all the terms of the Company's At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that agreement.

         I further agree that, in compliance with the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants or licensees.

         I further agree that for twelve (12) months from this date, I will not solicit, induce, recruit or encourage any of the Company's employees to leave their employment.

Date: August 31, 2004
     ---------------------------------------------


/s/ Peretz Tzanotzky
--------------------------------------------------
(Employee's Signature)


Peretz Tzanotzky
--------------------------------------------------
(Type/Print Employee's Name)

                                   EXHIBIT A-4

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
                         CONFLICT OF INTEREST GUIDELINES

         It is the policy of Computer Access Technology Corporation to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees, advisors and independent contractors must avoid activities that are in conflict, or give the appearance of being in conflict, with these principles and with the interests of the Company. The following are potentially compromising situations that must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The At-Will Employment, Confidential Information, Invention
Assignment and Arbitration Agreement elaborates on this principle and is a binding agreement.)

2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

3. Participating in civic or professional organizations that might involve divulging confidential information of the Company.

4. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement.

5. Initiating or approving any form of personal or social harassment of employees.

6. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

7. Borrowing from or lending to employees, customers or suppliers.

8. Acquiring real estate of interest to the Company.

9. Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

10. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.

11. Making any unlawful agreement with distributors with respect to prices.

12. Improperly using or authorizing the use of any inventions that are the subject of patent claims of any other person or entity.

13. Engaging in any conduct that is not in the best interest of the Company.

         Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.

                                   EXHIBIT A-5

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
                        ARBITRATION AND EQUITABLE RELIEF

               1. Arbitration. IN CONSIDERATION OF MY EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES AND MY RECEIPT OF THE COMPENSATION, PAY RAISES AND OTHER BENEFITS PAID TO ME BY THE COMPANY, AT PRESENT AND IN THE FUTURE, I AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM MY EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION RULES SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1280 THROUGH 1294.2, INCLUDING SECTION 1283.05 (THE "RULES") AND PURSUANT TO CALIFORNIA LAW. DISPUTES WHICH I AGREE TO ARBITRATE, AND THEREBY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER STATE OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE CALIFORNIA LABOR CODE, CLAIMS OF HARASSMENT, DISCRIMINATION OR WRONGFUL TERMINATION AND ANY STATUTORY CLAIMS. I FURTHER UNDERSTAND THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH ME.

               2. Procedure. I AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THAT THE NEUTRAL ARBITRATOR WILL BE SELECTED IN A MANNER CONSISTENT WITH ITS NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES. I AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING. I ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES, INCLUDING ATTORNEYS' FEES AND COSTS, AVAILABLE UNDER APPLICABLE LAW. I UNDERSTAND THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR AAA EXCEPT THAT I SHALL PAY THE FIRST $200.00 OF ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION I INITIATE. I AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN A MANNER CONSISTENT WITH THE RULES AND THAT TO THE EXTENT THAT THE AAA'S NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES CONFLICT WITH THE RULES, THE RULES SHALL TAKE PRECEDENCE. I AGREE THAT THE DECISION OF THE ARBITRATOR SHALL BE IN WRITING.

               3. Remedy. EXCEPT AS PROVIDED BY THE RULES AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN ME AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE RULES AND THIS AGREEMENT, NEITHER I NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION. NOTWITHSTANDING, THE ARBITRATOR WILL NOT HAVE THE AUTHORITY TO DISREGARD OR REFUSE TO ENFORCE ANY LAWFUL COMPANY POLICY, AND THE ARBITRATOR SHALL NOT ORDER OR REQUIRE THE COMPANY TO ADOPT A POLICY NOT OTHERWISE REQUIRED BY LAW WHICH THE COMPANY HAS NOT ADOPTED.

               4. Availability of Injunctive Relief. IN ADDITION TO THE RIGHT UNDER THE RULES TO PETITION THE COURT FOR PROVISIONAL RELIEF, I AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY
ALLEGES OR CLAIMS A VIOLATION OF THE EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT AGREEMENT BETWEEN ME AND THE COMPANY OR ANY OTHER AGREEMENT REGARDING TRADE SECRETS, CONFIDENTIAL INFORMATION, NONSOLICITATION OR LABOR CODE ss.2870. I UNDERSTAND THAT ANY BREACH OR THREATENED BREACH OF SUCH AN AGREEMENT WILL CAUSE IRREPARABLE INJURY AND THAT MONEY DAMAGES WILL NOT PROVIDE AN ADEQUATE REMEDY THEREFOR AND BOTH PARTIES HEREBY CONSENT TO THE ISSUANCE OF AN INJUNCTION. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS FEES.

               5. Administrative Relief. I UNDERSTAND THAT THIS AGREEMENT DOES NOT PROHIBIT ME FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODY SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR THE WORKERS' COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE ME FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM.

Date: August 31, 2004
     -----------------------------------------


/s/ Peretz Tzanotzky
----------------------------------------------
Peretz Tzanotzky


                                      -2-